UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 26, 2021
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DoorDash, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39759	46-2852392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
303 2nd Street, South Tower, 8th Floor
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(650) 487-3970
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.00001 per share	DASH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 26, 2021, the Board of Directors of DoorDash, Inc. (the “Company”) appointed Christopher Payne, the Company’s Chief Operating Officer, as President of the Company. Mr. Payne will continue to serve as the Company’s Chief Operating Officer. Tony Xu, who has been serving as President and Chief Executive Officer, will continue as Chief Executive Officer (principal executive officer) of the Company and no changes are expected to his role or responsibilities.
Mr. Payne, 53, has served as the Company’s Chief Operating Officer since January 2016. Mr. Payne’s biographical information and business experience are described in the Company’s proxy statement filed with the SEC on April 29, 2021 (the “Proxy Statement”).
Mr. Payne’s employment arrangements and compensation are described in the Proxy Statement. At this time, there are no changes expected to his employment arrangements or compensation in connection with his appointment.
Mr. Payne previously executed the Company’s standard form of executive change in control and severance plan participation agreement, a copy of which was filed as Exhibit 10.5 to the 2020 Annual Report, and the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.1 of the 2020 Annual Report.
Mr. Payne has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
There are no family relationships, as defined in Item 401 of Regulation S-K promulgated under the Exchange Act, between Mr. Payne and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There are also no arrangements or understandings between Mr. Payne and any other persons pursuant to which Mr. Payne was selected as Chief Operating Officer and President.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOORDASH, INC.

Date: June 2, 2021	By:	/s/ Tony Xu
	Name:	Tony Xu
	Title:	Chief Executive Officer
(Principal Executive Officer)